UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):  July 9, 2009

WITS BASIN PRECIOUS MINERALS INC.
(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation)

1-12401	84-1236619
(Commission File Number)	(IRS Employer Identification No.)

80 South Eighth Street, Suite 900
Minneapolis, MN  55402
(Address of principal executive offices) (Zip Code)

(612) 349-5277
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On July 9, 2009, Wits Basin Precious Minerals Inc. (the “Company”) entered into three unsecured promissory notes in the aggregate principal amount of $250,000 with unaffiliated third parties and received net proceeds of $250,000 in consideration thereof. The notes mature in 60 days and bear simple interest at three percent (3%).

The form of promissory note is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 13, 2009, the Company appointed Dr. Clyde L. Smith to serve as a member of Company’s board of directors.  Dr. Smith will continue to serve as the Company’s President.

Dr. Smith, Ph.D., P. Eng., is an experienced mining industry geologist with more than 40 years experience.  He has served as the Company’s President since September 2006. Since 1970, Dr. Smith has been sole owner and operator of CL Smith Consultants, an independent geological consulting firm.  Dr. Smith holds a B.A. from Carleton College, a M.Sc. from the University of British Columbia, and a Ph.D. from the University of Idaho.  In addition, he conducted a year of graduate studies at the University of California, Berkeley and served for several years as an Industrial Associate of the School of Earth Sciences at Stanford University.  He is listed in Who's Who in British Columbia and Who's Who in the Commonwealth.  Dr. Smith has founded or co-founded five exploration companies and is responsible for the discovery of four mineral deposits:  the Jason lead-zinc-silver deposit in the Yukon Territory, Canada; the Santa Fe gold-silver deposit in Nevada; the North Lake gold deposit in Saskatchewan; the Solidaridad gold-silver- copper deposit in Mexico.

The Company and Dr. Smith have not entered into any compensatory arrangements with respect to his services as a director.  The Company has previously disclosed, in Item 11 of the Company’s Annual Report on Form 10-K filed on April 15, 2009, its compensatory arrangements with Dr. Smith in consideration for his services as an officer of the Company.

Attached hereto as Exhibit 99.1 is a press release filed by the Company on July 13, 2009 with respect to the announcement of Dr. Smith’s appointment.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
10.1	Form of unsecured promissory note of the Company
99.1	Press release dated July 13, 2009

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wits Basin Precious Minerals Inc.

Date: July 15, 2009	By:	/s/ Mark D. Dacko
Mark D. Dacko
Chief Financial Officer